UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 22, 2025

Mercantile Bank Corporation
(Exact name of registrant as specified in its charter)

Michigan	000-26719	38-3360865
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

310 Leonard Street NW, Grand Rapids, Michigan	49504
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	616-406-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).                                                                Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MBWM	The Nasdaq Stock Market LLC

Item 5.07	Submission of Matters to a Vote of Security Holders.

An annual meeting of our shareholders was held on May 22, 2025 (the “Annual Meeting”). At the Annual Meeting, our shareholders voted on each of the following three matters:

●	election of eleven directors, each for a one-year term;

●	implementation of an Employee Stock Purchase Plan (ESPP) offering a five percent (5%) discount on the market price of the Company’s stock;

●	ratification of the appointment of Plante & Moran, PLLC as our independent registered public accounting firm for 2025;

●	an advisory vote to approve the compensation of our named executive officers disclosed in our proxy statement for the Annual Meeting; and

●	an advisory vote on the frequency of advisory approval of the compensation of our named executive officers.

The final vote results for each of these five matters is set forth below.

The votes cast on the election of directors were as follows:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Michael S. Davenport	9,723,448	162,116	0	2,731,317
Michelle L. Eldridge	9,642,252	243,312	0	2,731,317
Joseph D. Jones	9,797,921	87,643	0	2,731,317
Richard D. MacDonald	9,732,916	152,648	0	2,731,317
Michael H. Price	9,711,187	174,377	0	2,731,317
David B. Ramaker	9,581,480	304,084	0	2,731,317
Raymond E. Reitsma	9,734,559	151,005	0	2,731,317
Nelson F. Sanchez	9,731,151	154,413	0	2,731,317
Sara A. Schmidt	9,824,642	60,922	0	2,731,317
Amy L. Sparks	9,719,343	166,222	0	2,731,317
Sharon R. Williams	9,823,653	61,911	0	2,731,317

The votes cast on the implementation an Employee Stock Purchase Plan (ESPP) offering a five percent (5%) discount on the market price of the Company’s stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,703,648	166,764	15,153	2,731,317

The votes cast on the ratification of the appointment of Plante & Moran, PLLC as our independent registered public accounting firm for 2025 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,485,556	115,325	16,000	2,731,317

The votes cast on the advisory vote to approve the compensation of our named executive officers disclosed in our proxy statement for the Annual Meeting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,104,379	680,594	100,591	2,731,317

The votes cast on the advisory vote on the frequency of advisory approval of the compensation of our named executive officers:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
8,703,736	105,479	1,027,934	48,416	2,731,317

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number                    Description

104                  Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bank Corporation

By:	/s/ Charles Christmas
Charles E. Christmas Executive Vice President, Chief Financial Officer and Treasurer

Date: May 22, 2025

3